UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 22, 2009
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974

State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3030 South Susan Street, Santa Ana, California	92704

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 656-1300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-1.1
EX-5.1
EX-10.1
EX-99.1

ITEM 8.01. OTHER EVENTS
     On June 18, 2009, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-159624) of Fuel Systems Solutions, Inc. (the “Company”) filed on June 1, 2009, as amended June 16, 2009, with the Commission (the “Registration Statement”). The Registration Statement covers the issuance by the Company, in one or more offerings, of shares of common stock, preferred stock, warrants, units or debt securities, at an aggregate initial offering price not to exceed $100,000,000.
     On June 22, 2009, the Company entered into a placement agency agreement with Needham & Company, LLC, as the sole placement agent, relating to the offering, issuance and sale to selected institutional investors (the “Purchasers”) of up to an aggregate of 1,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), under the Registration Statement at a price of $20.00 per share (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $28.0 million, after deducting all estimated offering expenses and placement agency fees that are payable by the Company. The sale of the Shares is being made pursuant to subscription agreements, dated June 22, 2009, between the Company and each of the Purchasers. The Offering is expected close on or about June 26, 2009, subject to satisfaction of customary closing conditions.
     In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:
▪	as Exhibit 1.1, the Placement Agency Agreement;

▪	as Exhibits 5.1 and 23.1, the legal opinion and consent of Day Pitney llp relating to the shares of Common Stock to be issued and sold in the Offering; and

▪	as Exhibit 10.1, the Form of Subscription Agreement.
     The foregoing summary of the terms of the subscription agreement and the placement agency agreement is subject to, and qualified in its entirety by, the form of subscription agreement and the placement agency agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 1.1 respectively and are incorporated herein by reference.
     The Shares are being offered and sold pursuant to a prospectus dated June 18, 2009 and a prospectus supplement dated June 23, 2009, pursuant to the Company’s effective Registration Statement.
     On June 23, 2009, the Company issued a press release announcing the Offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
1.1	Placement Agency Agreement dated as of June 22, 2009, by and between Fuel Systems Solutions, Inc. and Needham & Company, LLC, as placement agent.

5.1	Opinion of Day Pitney llp.

10.1	Form of Subscription Agreement between Fuel Systems Solutions, Inc. and each Purchaser, dated June 22, 2009.

23.1	Consent of Day Pitney llp (contained in Exhibit 5.1 above).

99.1	Press release of Fuel Systems Solutions, Inc. dated June 23, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: June 23, 2009	By:	/s/ Matthew Beale
Matthew Beale
President and Chief Financial Officer